UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 26, 2005 (July 26, 2005)
HealthStream, Inc.
(Exact name of registrant as specified in its charter)

Tennessee (State or Other Jurisdiction of Incorporation)	001-8833 (Commission File Number)	62-1443555 (I.R.S. Employer Identification No.)
209 10th Avenue South, Suite 450, Nashville, Tennessee 37203
(Address of principal executive offices) (Zip Code)
(615) 301-3100
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
On July 26, 2005, HealthStream, Inc. issued a press release announcing results of operations for its second quarter, the text of which is set forth in Exhibit 99.1.
Item 7.01. Regulation FD Disclosure
On July 26, 2005, HealthStream, Inc. issued a press release announcing results of operations for its second quarter, the text of which is set forth in Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits
(c) Exhibits
     99.1     Press Release dated July 26, 2005.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHSTREAM, INC.
By:	/s/ Arthur E. Newman
Arthur E. Newman
Chief Financial Officer

July 26, 2005

INDEX TO EXHIBIT

Exhibit
Number	Description

99.1	Press Release dated July 26, 2005